SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
SUBSEQUENT EVENTS.
SUBSEQUENT EVENTS
22. SUBSEQUENT EVENTS

On April 6, 2018, the Company has entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with Teamsport Parent Limited ("Parent") and its merger sub, that Parent will acquire the Company for US$13.50 in cash per each ADS. Immediately following the consummation of the privatisation, Parent will be beneficially owned by the Consortium, comprising new investors, including certain affiliates of MBK Partners Fund IV, L.P., Baring Private Equity Asia Limited and Redstone Capital Management (Cayman) Limited, and certain existing shareholders of the Company, including Mr. Zhang, The Crawford Group, Inc. ("Crawford") and Dongfeng Asset Management Co. Ltd etc.

On April 13, 2018, Ctrip, one of the Company’s registered shareholders, filed a petition in the Grand Court of The Cayman Islands (the “Court”) seeking alternative relief, including, among other things, requesting that the Court to enjoin the Company from relying upon the resolutions adopted on April 6, 2018 and April 10, 2018, respectively, in connection with the approval of Merger Agreement and requesting that the board and the special committee of the Company review another preliminary non-binding offer from Ocean Link Partners Limited, a private equity firm, for the purchase of all of the outstanding shares of the Company (including shares represented by ADSs) for US$14.50 in cash per ADS or US$7.25 in cash per share. The Company believes Ctrip’s allegations and the basis for which it is seeking relief in its petition are without merit and intends to vigorously refute the petition.